Exhibit 10.2

AMENDMENT NO. #01

EFFECTIVE AUGUST 18, 2009

TO

PROFESSIONAL SERVICES AGREEMENT

FOR

TXU ENERGY’S

2009 iTHERMOSTAT PROGRAM

AN INTERNET BASED LOAD MANAGEMENT SYSTEM

WITH ZIBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

AMENDMENT NO. #01

The Effective Date of the Amendment is August 18, 2009	EFFECTIVE DATE

This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C (“Agreement”) that exists between the parties hereto. Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.	PURPOSE

The Agreement is modified as follows:	MODIFICATIONS

Attachment 1 “Statement of Work Document” to the Agreement is being modified as follows:	ATTACHMENT 1

The following language is hereby added to the end of the first paragraph of “Introduction and Background”:

CONTRACTOR will also be providing hardware, software and professional services for the COMPANY iThermostat project in support of Commercial and Industrial customers.

INTRODUCTION AND BACKGROUND

The second paragraph of Article 1. “Hardware” IS hereby deleted and replaced with the following:	HARDWARE

COMPANY may elect to incorporate up to *** into the iThermostat program. In such event CONTRACTOR will incorporate these additional PCTs into the iThermostate progam, which includes the incorporation into the Utility Web Portal, the Customer Web Portal and the Commercial & Industrial (C & I) Portal.

The following new language is hereby inserted as a new subsection, entitled “C & I Portal Scope,” into Article 1 “Hardware”:	C & I PORTAL SCOPE

C & I PORTAL SCOPE:

•    Residential Portal used as starting point for C & I Portal

•    Enable up to *** to be seen/managed

•    Configure data center support additional application

•    Deploy C & I Portal to same server as TXU Residential Portal

•    Hide the Hold and Opt Out functionality

•    Change Residential oriented icon for programming stats

•    Make any textual changes needed (none identified to date)

•    Move to new C & I look and feel.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #01

The cost of the C & I Portal is hereby inserted into the “Pricing/ Budget” provision as a new line item:					PRICING / BUDGET
Description	Pricing	Unit	#Units	Sub-Totals
***	***	***	1	***
			***	***

The parties have signed this Amendment acknowledging their agreement to its provisions as of the effective Date.

Comverge, Inc.		TXU Energy Retail Company LLC

By:	/s/ Arthur Vos	By:	/s/ Nancy F. Perry
	Signature		Signature

Name:	Arthur Vos	Name:	Nancy F. Perry

Title:	Executive Vice President, CTO	Title:	VP

Date:	January 13, 2010	Date:	1/15/10

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.